UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2022

SEASTAR MEDICAL HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39927	85-3681132
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3513 Brighton Blvd., Suite 410 Denver, CO	80216
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 222-8996

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ICU	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock for $11.50 per share	ICUCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 27, 2022, SeaStar Medical Holding Corporation (the “Company”) entered into a license and distribution agreement (the “Distribution Agreement”) with Nuwellis, Inc. (“Nuwellis”), pursuant to which the Company appointed Nuwellis as its exclusive distributor for the sale and distribution of the Company’s Selective Cytopheretic Device (“SCD”) product throughout the United States following the receipt by the Company from the United States Food and Drug Administration (“FDA”) of a written authorization to market such product for pediatric use pursuant to the Humanitarian Device Exemption application submitted by the Company. Pursuant to the Distribution Agreement, the Company will receive an upfront payment, milestone payments upon achievement of certain milestones and royalties on gross sales of the SCD product. The Distribution Agreement has an initial term commencing on December 27, 2022 and shall end on the three (3) year anniversary from the date that is the earlier of (a) ninety (90) days after the Company receives FDA authorization to market such SCD product for pediatric use and (b) the first commercial sale of the SCD product. The term of the Distribution Agreement may be automatically extended for additional terms of (1) year and for a total of two (2) extensions. Each party has the right to terminate the Distribution Agreement for material breach if such breach is not cured within ninety (90) days after written notice and the Company has additional rights to terminate the Distribution Agreement in accordance with other terms set forth in the Distribution Agreement.

The foregoing description of the Distribution Agreement is qualified in its entirety by reference to the full text of such agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2022.

On December 29, 2022, the Company and Nuwellis issued a joint press release announcing the signing of the Distribution Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 29, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEASTAR MEDICAL HOLDING CORPORATION

Date: December 29, 2022	By:	/s/ Eric Schlorff
	Name:	Eric Schlorff
	Title:	Chief Executive Officer